American Century ETF Trust Statement of Additional Information Supplement
Supplement dated March 8, 2022 ■ Statements of Additional Information dated January 1, 2022

American Century Diversified Corporate Bond ETF
American Century Diversified Municipal Bond ETF
American Century Emerging Markets Bond ETF
American Century Low Volatility ETF
American Century Multisector Income ETF
American Century Quality Convertible Securities ETF
American Century Quality Diversified International ETF
American Century Quality Preferred ETF
American Century Select High Yield ETF
American Century STOXX® U.S. Quality Growth ETF
American Century STOXX® U.S. Quality Value ETF
Avantis Core Fixed Income Fund
Avantis Core Municipal Fixed Income Fund
Avantis Emerging Markets Equity Fund
Avantis International Equity Fund
Avantis International Small Cap Value Fund
Avantis Short-Term Fixed Income Fund
Avantis U.S. Equity Fund
Avantis U.S. Small Cap Value Fund

The following is added as the last paragraph under Risk of Investing in China under Foreign Securities in the statements of additional information..
Due to Chinese governmental restrictions on foreign ownership of companies in certain industries, Chinese operating companies often rely on variable interest entity (VIE) structures to raise capital from non-Chinese investors. In a VIE structure, a China-based operating company establishes an entity—typically offshore—that enters into service and other contracts with the Chinese company designed to provide economic exposure to the company. The offshore entity then issues shares that are sold to non-Chinese investors. A U.S.-listed company and its China-based VIE might appear to be the same company—because they are presented in a consolidated manner—but they are not. The U.S.-listed company’s control over the China-based company is predicated on contracts with the China-based company, not equity ownership. The Chinese government has never explicitly approved these structures and thus could determine at any time, and without notice, that the VIE’s underlying contractual arrangements violate Chinese law. If either the China-based company (or its officers, directors, or Chinese equity owners) breach those contracts with the U.S.-listed shell company, or Chinese law changes in a way that affects the enforceability of these arrangements, or those contracts are otherwise not enforceable under Chinese law, U.S. investors may suffer losses with limited recourse available. Additionally, investments in the U.S.-listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the U.S.-listed company. Finally, if Chinese companies listed on U.S. exchanges, including ADRs and companies that rely on VIE structures, do not meet U.S. accounting standards and auditor oversight requirements they may be delisted, which would likely decrease the liquidity and value of these securities.

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